UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2007
TASER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

17800 N. 85th St., Scottsdale, Arizona (Address of principal executive offices)	85255 (Zip Code)
(480) 991-0797
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principle Officers; Election of Directors; Appointment of Principle Officers
     TASER International, Inc. (NASDAQ: TASR), today announced the appointment of Dr. Richard H. Carmona to the Board of Directors of TASER International, Inc. effective March 8, 2007. There are no arrangements or understandings between Dr. Carmona and any other persons pursuant to which Dr. Carmona was selected as a director.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

99.1	Text of press Release dated March 13, 2007 titled “Dr. Richard H. Carmona, 17th United States Surgeon General, Joins TASER International Board of Directors”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2007	TASER International, Inc.
	By:	/s/ DAN BEHRENDT
Dan Behrendt
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document
99.1	Press Release dated March 13, 2007.